UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2005

                              CYBERLUX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

              000-33415                                 91-2048178
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       (Commission File Number)            (I.R.S. Employer Identification No.)

       4625 Creekstone Drive, Suite 100
       Research Triangle Park
       Durham, NC                                        27703
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(Address of Principal Executive Offices)               (Zip Code)


                                 (919) 474-9700
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              (Registrant's telephone number, including area code)


      This Current Report on Form 8-K is filed by Cyberlux Corporation, a Nevada corporation (the "Registrant"), in connection with the matters described herein.

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On April 22, 2005, we entered into a Securities Purchase Agreement with AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC for the sale of (i) $1,500,000 in secured convertible notes and (ii) warrants to purchase 25,000,000 shares of our common stock.

      The investors are obligated to provide us with the funds as follows:

      o     $600,000 was disbursed on April 22, 2005;

      o $500,000 will be disbursed within five days of filing a registration statement covering the number of shares of common stock underlying the secured convertible notes and warrants; and

      o $400,000 will be disbursed within five days of the effectiveness of the registration statement.

      The secured convertible notes bear interest at 10%, mature three years from the date of issuance, and are convertible into our common stock, at the investors' option, at the lower of:

      o     $0.03; or

      o 50% of the average of the three lowest intraday trading prices for the common stock on the Over-The-Counter Bulletin Board for the 20 trading days before but not including the conversion date.

      The full principal amount of the secured convertible notes are due upon default under the terms of secured convertible notes. In addition, we granted the investors a security interest in substantially all of our assets, including our intellectual property. We are required to file a registration statement with the Securities and Exchange Commission within 45 days of closing, which will include the common stock underlying the secured convertible notes and the warrants. If the registration statement is not declared effective within 90 days from the date of closing, we are required to pay liquidated damages to the investors. In the event we breach any representation or warranty in the

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Securities Purchase Agreement, we are required to pay liquidated damages in shares or cash, at the election of the investors, in an amount equal to three percent of the outstanding principal amount of the secured convertible notes per month plus accrued and unpaid interest.

      The warrants are exercisable until five years from the date of issuance at a purchase price of $0.03 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to the registration statement. In the event the investors exercise the warrants on a cashless basis, then we will not receive any proceeds. In addition, the exercise price of the warrants will be adjusted in the event we issue common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the secured convertible notes issued pursuant to the Securities Purchase Agreement.

      Upon an issuance of shares of common stock below the market price, the exercise price is determined by averaging the last reported sale prices for our shares of common stock for the five trading days immediately preceding such issuance as set forth on our principal trading market. The exercise price shall be determined by multiplying the exercise price in effect immediately prior to the dilutive issuance by a fraction. The numerator of the fraction is equal to the sum of the number of shares outstanding immediately prior to the offering plus the quotient of the amount of consideration received by us in connection with the issuance divided by the market price in effect immediately prior to the issuance. The denominator of such issuance shall be equal to the number of shares outstanding after the dilutive issuance.

      The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the selling stockholder's position.

      The investors have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.

      Under a Guaranty and Pledge Agreement, Mr. Donald F. Evans, our Chief Executive Officer, agreed (i) to unconditionally guarantee the timely and full satisfaction of all obligations, whether matured or un-matured, now or hereafter existing or created and becoming due and payable to AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners, LLC, their successors, endorsees, transferees or assigns under the Securities Purchase Agreement and other transaction documents to the extent of 1,225,000 shares of our common stock owned by Mr. Evans, and (ii) to grant to AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC, their successors, endorsees, transferees or assigns a security interest I the 1,255,000 shares, as collateral security for such obligation.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

      See Item 1.01 above.

ITEM 3.02 UNREGSISTERED SALES OF EQUITY SECURITIES

      See Item 1.01 above.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

      Not applicable.

(B)   PRO FORMA FINANCIAL INFORMATION

      Not applicable.

(C)   EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION


4.1 Securities Purchase Agreement, dated April 22, 2005, by and among Cyberlux Corporation and AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Partners II, LLC.

4.2 Callable Secured Convertible Note issued to AJW Offshore, Ltd., dated April 22, 2005.

4.3 Callable Secured Convertible Note issued to AJW Qualified Partners, LLC, dated April 22, 2005.

4.4 Callable Secured Convertible Note issued to AJW Partners, LLC, dated April 22, 2005.

4.5 Callable Secured Convertible Note issued to New Millennium Capital Partners II, LLC dated April 22, 2005.

4.6         Stock Purchase Agreement issued to AJW Offshore, Ltd., dated April
            22, 2005.

4.7 Stock Purchase Agreement issued to AJW Qualified Partners, LLC, dated April 22, 2005.

4.8         Stock Purchase Agreement issued to AJW Partners, LLC, dated April
            22, 2005.

4.9 Stock Purchase Agreement issued to New Millennium Capital Partners II, LLC, dated April 22, 2005.

4.10 Registration Rights Agreement, dated as of April 22, 2005, by and among Cyberlux Corporation, AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC, and New Millennium Capital Partners II, LLC.

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4.11        Security Agreement, dated as of April 22, 2005, by and among
            Cyberlux Corporation, AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.

4.12 Intellectual Property Security Agreement, dated as of April 22, 2005, by and among Cyberlux Corporation, AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC, and New Millennium Capital Partners II, LLC.

4.13 Guaranty and Pledge Agreement, dated April 22, 2005, by and among Cyberlux Corporation, Donald F. Evans, AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC, and New Millennium Capital Partners II, LLC.

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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CYBERLUX CORPORATION

Date: April 28, 2005                       By:  /s/ Donald F. Evans
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                                                Name:  Donald F. Evans
                                                Title: Chief Executive Officer